EXHIBIT 10.2
AMENDMENT NO. 4 AND LIMITED WAIVER TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
This AMENDMENT NO. 4 AND LIMITED WAIVER TO LOAN AND SECURITY AGREEMENT (this “Amendment”), is entered into as of February 26, 2016, by and among OVERLAND STORAGE, INC., a California corporation (“US Borrower”), TANDBERG DATA GMBH, a limited liability company organized under the laws of Germany (“German Borrower”), SPHERE 3D CORP., an Ontario corporation (formerly known as Sphere 3D Corporation) (“Canadian Borrower” and together with US Borrower and German Borrower, collectively, the “Borrowers”), the Guarantors signatory hereto and SILICON VALLEY BANK, a California corporation (“Bank”).
RECITALS
A.Bank and Borrowers have entered into to that certain Amended and Restated Loan and Security Agreement, dated as of March 19, 2014 (as amended, amended and restated, supplemented, restructured or otherwise modified, renewed or replaced from time to time, the “Loan Agreement”), pursuant to which Bank has extended and will make available to Borrowers certain advances of money;
B.Borrowers acknowledge that Borrowers are currently in default of the Loan Agreement for failing to comply with certain provisions of the Loan Agreement as set forth in Section 1 as of the time periods identified in Section 1 and such failure to comply constitutes an Event of Default (the “Existing Default”);
C.Borrowers desire that Bank (i) waive the Existing Default and (ii) amend the Loan Agreement upon the terms and conditions fully set forth herein; and
D.Subject to the representations and warranties of the Borrowers herein and upon the terms and conditions set forth in this Amendment, Bank is willing to provide the limited waiver contained herein and so amend the Loan Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:
1LIMITED WAIVER. The Existing Default has occurred as a result of Borrowers’ failure to maintain Adjusted EBITDA as required by Section 6.8(b) of the Loan Agreement of at least fifty percent (50%) of Borrowers’ projected performance for the fiscal quarter ended December 31, 2015, as outlined in Borrowers’ business plan dated June 5, 2015. Subject to the representations and warranties of the Borrowers and the terms and conditions set forth in this Amendment, Bank hereby waives the Existing Default.
2    DEFINED TERMS. All capitalized terms not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.
3    AMENDMENTS TO LOAN AGREEMENT
3.1    Section 6.8(b) (Performance to Plan). Section 6.8(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(b)    Performance to Plan. As of the last date of each quarter, beginning with the quarter ending March 31, 2016, Borrowers shall maintain Adjusted EBITDA of at least fifty percent (50%) of Borrowers’ projected performance for such quarter as outlined in Borrowers’ business plan dated January 19, 2016.
3.2    Section 13.1 (Definitions). Each of the following definitions is hereby (a) to the extent already defined in Section 13.1 of the Loan Agreement, amended and restated in its entirety as follows and (b) to the extent not already defined in Section 13.1 of the Loan Agreement, added to Section 13.1 of the Loan Agreement in its appropriate alphabetical order as follows:
“Fee Letter” is that certain letter agreement dated as of March 10, 2016, between the Borrowers and Bank.
“Prime Rate Margin” is the spread set forth below applicable to each Borrower as determined by Borrowers’ Net Cash:

Net Cash	North American Borrowers Loan Margin	German Borrower Loan Margin
Greater than $500,000.00	150 basis points	250 basis points
Less than or equal to $500,000.00	175 basis points	275 basis points
“Revolving Line Maturity Date” is August 27, 2016.
3.3    Schedule A (List of Eligible Foreign Accounts). Schedule A to the Loan Agreement is hereby deleted in its entirety and replaced with Schedule A hereto.
4    LIMITATION. The limited waiver and amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a forbearance, waiver or modification of any other term or condition of the loan agreement, the consent and waiver or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein other than with respect to the Existing Default; (b) to be a consent to any future amendment or modification, forbearance or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof; or (c) to limit or impair Bank’s right to demand strict performance of all terms and covenants as of any date. Except as expressly amended hereby, the Loan Agreement and the limited waiver shall continue in full force and effect.
5    REPRESENTATIONS AND WARRANTIES. To induce Bank to enter into this Amendment, each Borrower hereby represents and warrants to Bank as follows:
5.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true, accurate and complete in all material respects as of such date), and (b) no Event of Default has occurred and is continuing;
5.2    The Borrowers have the power and authority to execute and deliver this Amendment and to perform their obligations under the Loan Agreement, as amended by this Amendment;
5.3    The organizational documents of the Borrowers delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4    The execution and delivery by the Borrowers of this Amendment and the performance by the Borrowers of their obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
5.5    The execution and delivery by the Borrowers of this Amendment and the performance by the Borrowers of their obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting any Borrower, (b) any contractual restriction with a Person binding on any Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on any Borrower, or (d) the organizational documents of any Borrower;
5.6    The execution and delivery by the Borrowers of this Amendment and the performance by the Borrowers of their obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on the Borrowers, except as already has been obtained or made or except for any filing, recording, or registration required by the Securities Exchange Act of 1934; and
5.7    This Amendment has been duly executed and delivered by the Borrowers and is the binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
6    EFFECTIVENESS.
6.1    Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions precedent in this Section 6.1 (the “Fourth Amendment Effective Date”):
(a)    Amendment. The Borrowers shall have duly executed and delivered this Amendment to Bank; and
(b)    Payment of Bank Expenses. The Borrowers shall have paid all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment.
6.2    Post-Effectiveness Conditions. Unless otherwise provided in a writing executed by Bank, Bank shall have received no later than March 10, 2016 (“Fourth Amendment Fee Date”):
(a)    Fee Letter. The Borrowers and Bank shall have duly executed and delivered the Fee Letter to Bank; and
(b)    Payment of Amendment Fee. The Borrowers shall have paid a fully, earned, non-refundable amendment fee as described in the Fee Letter on the Fourth Amendment Fee Date; provided that German Borrower shall only be obligated to pay Bank such fee (jointly and severally with the North American Borrowers) to the extent such payment does not infringe on Section 30 of the German Act on Limited Liability Companies (GmbHG).
7    COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this amendment.
8    LOAN DOCUMENT. This Amendment is a Loan Document.

9    INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to the Borrowers shall remain in full force and effect.
10    GOVERNING LAW; VENUE. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Each Borrower and Bank each submit to the exclusive jurisdiction of the state and federal courts in Santa Clara County, California
11    RATIFICATION. EFFECTIVE. As of the Effective Date, each Borrower and each Guarantor hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement and the other Loan Documents to which it is a party, in each case, as amended hereby.
12    REAFFIRMATION. Each of the undersigned Guarantors consent to the amendments to the Loan Agreement. Although the undersigned Guarantors have been informed of the matters set forth herein with respect to the Loan Agreement and have consented to the same, each Guarantor understands that Bank has no obligation to inform it of such matters in the future or seek its acknowledgement or agreement to future consents or amendments of the Loan Agreement and nothing herein shall create such a duty.

SIGNATURE PAGE TO
AMENDMENT NO. 4 AND LIMITED WAIVER TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.
BORROWERS:

OVERLAND STORAGE, INC.,
a California corporation

By:    /s/ Kurt Kalbfleisch
Name: Kurt Kalbfleisch

    Title: Chief Financial Officer

TANDBERG DATA GMBH,
a limited liability company organized under the laws of Germany

By:    /s/ Kurt Kalbfleisch
Name: Kurt Kalbfleisch
    Title: Geschaftsfuhrer

SPHERE 3D CORP.,
an Ontario corporation

By:    /s/ Kurt Kalbfleisch
Name: Kurt Kalbfleisch
    Title: Chief Financial Officer

GUARANTORS:

TANDBERG DATA HOLDINGS S.À R.L., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg

By:    /s/ Kurt Kalbfleisch
Name: Kurt Kalbfleisch
    Title: Director

By:
Name:
    Title:

SPHERE 3D INC.,
a corporation organized under the laws of Canada

By:    /s/ Kurt Kalbfleisch
Name: Kurt Kalbfleisch
    Title: Chief Financial Officer
V3 SYSTEMS HOLDINGS, INC.,
a Delaware corporation

By:    /s/ Kurt Kalbfleisch
Name: Kurt Kalbfleisch
    Title: Chief Financial Officer

SILICON VALLEY BANK

By:    /s/ Justin Mauch
Name:    Justin Mauch    Title:    Vice President

SCHEDULE A
List of Eligible Foreign Accounts
With respect to North American Borrowers

1.	ADN Distribution GmbH ($200,000 credit limit)

2.	ArrowECS

3.	Avnet

4.	BE-IP France

5.	Bull SA Establissement D’Angers

6.	Bull SA Global Logistics

7.	CMS Peripherals LTD

8.	Datastore AG

9.	Dell Global Business Center SDN BHD

10.	Dell Global BV

11.	Dell Xiamen Co Ltd

12.	Drive Control Corporation

13.	Eld Datentechnik GmbH

14.	Fujitsu

15.	Hammer PLC

16.	HP

17.	Infodip

18.	Ingram Micro, S.L. Spain

19.	Memodis

20.	RR Donnelley Europe SP Zoo

21.	Stordata

22.	Systex Corporation

23.	Tech Data

24.	TimAG

25.	Westcon Group

26.	Zycko UK ($200,000 credit limit)
With respect to German Borrower

1.	Ingram Micro, Dornach

2.	Imation Corporation, Saint Pau

3.	Ingram Micro- US & Canada, Mis

4.	Tech Data Corporation, Clearwa

5.	Tech Data Service GmbH, Wien

6.	Tech Data FRANCE SAS, Bussy St

7.	Hewlett Packard, Meyrin/geneva

8.	ALSO Deutschland GmbH, Soest

9.	Northamber plc, Surrey KT9 1HS

10.	Tarox AG, Lünen

11.	api Computerhandels GmbH, Aach

12.	Micro P Ltd., Altham,Accringto

13.	C/O Central Accounts Payable, European Trade Center

14.	eld datentechnik GmbH, Fellbac

15.	NEC Corporation of America, Sa

16.	Pram Consulting Inc., Bradento

17.	Hewlett-Packard, Singapore

18.	Hammer PLC, Basingstoke/Hampsh

19.	Products Distribution Limited

20.	Gemm Informatica S.r.l., Calde

21.	EET Europarts AS, Oslo

22.	Computer Gross Italia S.P.A.,

23.	Synnex Canada Limited, M9W 5Z9

24.	BackupWorks.com.INC, Lake Fore

25.	Alltron AG, Mägenwil

26.	Fujitsu Technology Solutions,

27.	Bluechip Computer AG, Meuselwi

28.	M C S S.A.S, Strambino To

29.	Starline Computer GmbH, Kirchh

30.	Active Solution &, San Donat

31.	CiS Electronica Industria e, 0

32.	Synnex Corporation, Fremont, C

33.	Axel s.r.l., Scarmagno (To)

34.	CDW LLC, Vernon Hills, Il

35.	Vitera Healthcare, Tampa, FL

36.	ABC Data S.A., Warszawa

37.	Hewlett-Packard Company, 00605

38.	STORESYS Vertriebsges. für, Ha

39.	IBM Corporation, Endicott, NY

40.	Dexxon-Digital Storage Inc., L

41.	ARROW ECS Nederland, HZ Emmen

42.	Alias srl, Udine

43.	Wortmann AG, Hüllhorst

44.	Arrow Central Europe GmbH, Neu

45.	Littlebit Technology AG, Hünen

46.	Dakel Informatica, S.A., Cerda

47.	DOT.NET Ltd., Agualva-Cacem

48.	SweDeltaco AB, Tullinge

49.	div. Kunden Service, xxxx

50.	PCE Paragon Solutions Ltd., Ko

51.	Eksaip Srl, Vicenza

52.	Products Distribution Limited

53.	EET Group A/S, Birkerod

54.	Veracomp S.A., Kraków

55.	Synerway SAS, Nanterre

56.	SM Data S.A., Montcada i Reixe

57.	Products Distribution Limited

58.	Alliance Software SAS, Niort C

59.	Alstor T.Szukala, Warszawa

60.	Maxtec Peripherals Pty Ltd., B

61.	Fujitsu Technology Solutions,

62.	PCM Sales, Inc., El Segundo, C

63.	Seneca Data Distributors, Inc.

64.	div. Leih ENGLAND, xxxx

65.	Tech Data Service GmbH, Wien

66.	Lasting System S.R.L., Timisoa

67.	SWS A.S., Slusovice

68.	Action S.A., Warszawa

69.	Zelinka d.o.o., Ljubljana

70.	IBM Corporation, Carlisle

71.	Avnet Technology Solutions, Ri

72.	TV Tools Oy, Helsinki

73.	IBM Corporation, Camp Hill

74.	Dansk Computer Center A/S, Hin

75.	div. Kunden Norwegen, xxxx

76.	SIA ATEA, Riga

77.	ETM professional control GmbH

78.	IT Distribution GmbH, Büren

79.	Performance Technologies S.A.

80.	Asbisc Enterprises PLC., Lemes

81.	M.G.T. Educational SRL, Bukare

82.	div. Kd.Frankreich o.VAT, xxxx

83.	IBM PDL Singapore Branch, Sing

84.	Viglen Limited, Herfordshire A

85.	IT Option ApS, Farum

86.	MSB Mikrocomputer Software, Wi

87.	Olprint Sp. z o.o., Wroclaw

88.	Platech Brasil Suprimentos, 23

89.	Open G I Limited, Warndon, Wor

90.	Sistemi Gestionali S.r.l., Via

91.	div. Kunden USA, xxxx

92.	Converge- Societa per Azioni,

93.	Tcplus (Switzerland) GmbH, Gla

94.	Hewlett-Packard International

95.	Datastor TM, Longmont, CO 8050

96.	Soubabere informatique S.A., C

97.	Vali Computers Ltd., Veliko Ta

98.	Utilize PLC, Essex RM3 8XB

99.	Toshiba Electronics Europe, Dü

100.	Media Storage Systems AB, Häge

101.	div. Kunden, xxxx

102.	Finstor Oy, Espoo

103.	Xpert-IT bvba, Nijlen

104.	Jack Wills Ltd., London NW10 6

105.	EXTRA Computer GmbH, Giengen-S

106.	Network Innovation NI AB, Nack

107.	Promark Technology,Inc., Annap

108.	Hewlett-Packard Company, CA 90

109.	Netconnect S.A., Ilioupolis-At

110.	SDP N.V., Sint-Niklaas